Exhibit 99.1

P.F. CHANG’S EARNS $0.28 PER SHARE
SETS 2004 EARNINGS TARGET AT $1.36

SCOTTSDALE, Arizona, February 11, 2004 – P.F. Chang’s China Bistro, Inc. (NASDAQ:PFCB) today reported earnings of $7.3 million for the fourth quarter ended December 28, 2003 compared to $6.5 million in the fourth quarter of the prior year. Earnings per share for the fourth quarter increased to $0.28 from $0.25 in the fourth quarter of the prior year.

(000 except per share data)	4Q03	3Q03	4Q02

Revenues	$151,316	$139,729	$115,889
Net Income	$7,349	$6,477	$6,484
Diluted Earnings Per Share	$0.28	$0.25	$0.25
Shares Used in EPS calculation	26,402	26,331	25,954

2004 Expectations

The company anticipates opening 18 new Bistro units and 20 new Pei Wei units in 2004. Based on this development schedule, and assuming comparable store sales at the Bistro of approximately 3 percent, the company expects consolidated revenues of $723 million, net income of $37 million and earnings per share of $1.36. The company will have one additional week in fiscal 2004 (a 53-week year versus the typical 52-week year) which is reflected in the full-year estimates noted above. The company will release its first quarter 2004 revenue results on March 31, 2004 and its first quarter 2004 earnings results on April 21, 2004.

Partnership Accounting

On October 23, 2003, the company announced that it would contact the Securities and Exchange Commission to request voluntary review of the company’s accounting treatment of its partnership program. This request was made in response to an announcement from Outback Steakhouse, Inc. (NYSE:OSI) that, based on comments received from the SEC, Outback Steakhouse would restate its financial statements to reflect a compensation accounting model for its partnership program as compared to the partnership accounting model it previously used. The company is in continuing discussions with the SEC on this topic. Although the company continues to believe that its current accounting practices pertaining to the partnership structure are appropriate, the resolution of this issue could result in an adjustment to the accounting for the partnership program. Given the stage of discussions with the SEC, the exact nature and scope of such adjustments, if any, remain unclear and until there is clarity, the company intends to continue its reporting in a manner consistent with past practices. In the event adjustments are made, certain information contained in this unaudited release may need to be revised and/or restated. Rick Federico, CEO of the company, reiterated his previous statement, “The fundamentals of our business remain strong. Regardless of the outcome of our discussions with the SEC on the accounting treatment of our partnership structure, we do not foresee making any changes to our operational philosophy as we continue to develop our concepts, as it has been key to the success of our company thus far.”

The company is hosting a conference call today at 12:00 pm ET in which management will provide further details on the fourth quarter results as well as an outlook for future periods. A webcast of the call can be accessed through the company’s website at http://www.pfchangs.com.

P.F. Chang’s China Bistro, Inc. owns and operates two restaurant concepts in the Asian niche. P.F. Chang’s China Bistro features a blend of high-quality, traditional Chinese cuisine and American hospitality in a sophisticated, contemporary bistro setting. Pei Wei Asian Diner offers a modest menu of freshly prepared Asian cuisine in a relaxed, warm environment offering attentive counter service and take-out flexibility.

The statements contained in this press release that are not purely historical, including the company’s estimates of its revenues, earnings and comparable sales, as well as statements concerning the company’s development schedule and its discussions with the SEC concerning its partnership accounting practices, are forward looking statements. The accuracy of these forward-looking statements may be affected by certain risks and uncertainties, including, but not limited to, the company’s ability to operate its restaurants profitably; the company’s ability to hire, train and retain skilled management and other personnel; changes in consumer tastes and trends, and national, regional and local economic and weather conditions; changes in costs related to food, utilities and labor; the resolution of the company’s discussions with the SEC and other risks described in the company’s recent SEC filings. In addition, the supplemental sales information is provided to investors to help gauge the company’s performance and is not indicative of future results.

Contact:	P.F. Chang’s China Bistro, Inc.	(602) 957-8986
	Media:	Laura Cherry	laurac@pfchangs.com
	Investor:	Kristina Cashman	kristinac@pfchangs.com

P.F. Chang’s China Bistro, Inc.
Consolidated Statements of Income
(In thousands, except per share amounts)
(Unaudited)

	13 Weeks Ended	13 Weeks Ended	13 Weeks Ended

	Dec 28	Sep 28	Dec 29
	2003	2003	2002

Revenues	$151,316	$139,729	$115,889
Cost of sales	41,872	38,460	30,787
Labor	46,819	43,726	36,545
Operating	25,292	23,316	19,525
Occupancy	7,812	7,711	6,688

Restaurant operating profit	29,521	26,516	22,344
General & administrative	7,744	6,897	4,870
Depreciation & amortization	5,510	4,827	3,876
Preopening expenses	2,867	2,627	1,896

Income from operations	13,400	12,165	11,702
Interest (expense) income and other income	76	(69)	36
Minority interests	(2,341)	(2,305)	(1,832)

Income before provision for income taxes	11,135	9,791	9,906
Provision for income taxes	(3,786)	(3,314)	(3,422)

Net income	$7,349	$6,477	$6,484

Basic net income per share	$0.29	$0.25	$0.26
Diluted net income per share	$0.28	$0.25	$0.25
Shares used in calculation of basic EPS	25,491	25,414	24,994
Shares used in calculation of diluted EPS	26,402	26,331	25,954

	Percentage of Revenues

	Dec 28	Sep 28	Dec 29
	2003	2003	2002

Revenues	100.0%	100.0%	100.0%
Cost of sales	27.7%	27.5%	26.6%
Labor	30.9%	31.3%	31.5%
Operating	16.7%	16.7%	16.8%
Occupancy	5.2%	5.5%	5.8%

Restaurant operating profit	19.5%	19.0%	19.3%
General & administrative	5.1%	4.9%	4.2%
Depreciation & amortization	3.6%	3.5%	3.3%
Preopening expenses	1.9%	1.9%	1.6%

Income from operations	8.9%	8.7%	10.1%
Interest (expense) income and other income	0.1%	0.0%	0.0%
Minority interests	-1.5%	-1.6%	-1.6%

Income before provision for income taxes	7.4%	7.0%	8.5%
Provision for income taxes	-2.5%	-2.4%	-3.0%

Net income	4.9%	4.6%	5.6%

Certain percentage amounts do not sum to total due to rounding.

P.F. Chang’s China Bistro, Inc.
Consolidated Statements of Income
(In thousands, except per share amounts)
(Unaudited)

	52 Weeks Ended	52 Weeks Ended

	Dec 28	Dec 29
	2003	2002

Revenues	$559,245	$422,091
Cost of sales	152,788	112,571
Labor	174,989	133,536
Operating	92,988	70,775
Occupancy	30,559	25,457

Restaurant operating profit	107,921	79,752
General & administrative	28,768	20,590
Depreciation & amortization	19,271	14,371
Preopening expenses	8,654	6,334

Income from operations	51,228	38,457
Interest (expense) income and other income	45	41
Minority interests	(9,326)	(6,435)

Income before provision for income taxes	41,947	32,063
Provision for income taxes	(14,247)	(11,171)

Net income	$27,700	$20,892

Basic net income per share	$1.09	$0.85
Diluted net income per share	$1.06	$0.81
Shares used in calculation of basic EPS	25,345	24,688
Shares used in calculation of diluted EPS	26,250	25,924

	Dec 28	Dec 29
	2003	2002

Revenues	100.0%	100.0%
Cost of sales	27.3%	26.7%
Labor	31.3%	31.6%
Operating	16.6%	16.8%
Occupancy	5.5%	6.0%

Restaurant operating profit	19.3%	18.9%
General & administrative	5.1%	4.9%
Depreciation & amortization	3.4%	3.4%
Preopening expenses	1.5%	1.5%

Income from operations	9.2%	9.1%
Interest income and other income	0.0%	0.0%
Minority interests	-1.7%	-1.5%

Income before provision for income taxes	7.5%	7.6%
Provision for income taxes	-2.5%	-2.6%

Net income	5.0%	4.9%

Certain percentage amounts do not sum to total due to rounding.

P.F. Chang’s China Bistro, Inc.
Supplemental Financial Information
(In thousands, except per share amounts)
(Unaudited)

	13 Weeks Ended Dec 28, 2003

	Total	Bistro	Pei Wei

Revenues	$151,316	$134,658	$16,658
Cost of sales	41,872	37,035	4,837
Labor	46,819	41,274	5,545
Operating	25,292	22,605	2,687
Occupancy	7,812	6,664	1,148

Restaurant operating profit	29,521	27,080	2,441
General & administrative	7,744	6,578	1,166
Depreciation & amortization	5,510	4,835	675
Preopening expenses	2,867	2,393	474

Income from operations	13,400	13,274	133
Interest (expense) income and other income	76	76	—
Minority interests	(2,341)	(2,193)	(148)

Income before provision for income taxes	11,135	11,157	(22)

Provision for income taxes	(3,786)

Net income	$7,349

Basic net income per share	$0.29
Diluted net income per share	$0.28
Shares used in calculation of basic EPS	25,491
Shares used in calculation of diluted EPS	26,402

	Percentage of Revenues

	Total	Bistro	Pei Wei

Revenues	100.0%	100.0%	100.0%
Cost of sales	27.7%	27.5%	29.0%
Labor	30.9%	30.7%	33.3%
Operating	16.7%	16.8%	16.1%
Occupancy	5.2%	5.0%	6.9%

Restaurant operating profit	19.5%	20.0%	14.7%
General & administrative	5.1%	4.9%	7.0%
Depreciation & amortization	3.6%	3.6%	4.1%
Preopening expenses	1.9%	1.8%	2.8%

Income from operations	8.9%	9.9%	0.8%
Interest (expense) income and other income	0.0%	0.0%	0.0%
Minority interests	-1.5%	-1.6%	-0.9%

Income before provision for income taxes	7.4%	8.3%	-0.1%

Provision for income taxes	-2.5%

Net income	4.9%

Certain percentage amounts do not sum to total due to rounding.

P.F. Chang’s China Bistro, Inc.
Supplemental Financial Information
(In thousands, except per share amounts)
(Unaudited)

	52 Weeks Ended December 28, 2003

	Total	Bistro	Pei Wei

Revenues	$559,245	$505,062	$54,183
Cost of sales	152,788	136,983	15,805
Labor	174,989	157,145	17,844
Operating	92,988	84,497	8,491
Occupancy	30,559	26,945	3,614

Restaurant operating profit	107,921	99,492	8,429
General & administrative	28,768	24,807	3,961
Depreciation & amortization	19,271	17,182	2,089
Preopening expenses	8,654	6,961	1,693

Income from operations	51,228	50,542	686
Interest income and other income	45	40	5
Minority interests	(9,326)	(8,714)	(612)

Income before provision for income taxes	41,947	41,868	79

Provision for income taxes	(14,247)

Net income	$27,700

Basic net income per share	$1.09
Diluted net income per share	$1.06
Shares used in calculation of basic EPS	25,345
Shares used in calculation of diluted EPS	26,250

	Percentage of Revenues

	Total	Bistro	Pei Wei

Revenues	100.0%	100.0%	100.0%
Cost of sales	27.3%	27.1%	29.2%
Labor	31.3%	31.1%	32.9%
Operating	16.6%	16.7%	15.7%
Occupancy	5.5%	5.3%	6.7%

Restaurant operating profit	19.3%	19.7%	15.6%
General & administrative	5.1%	4.9%	7.3%
Depreciation & amortization	3.4%	3.4%	3.9%
Preopening expenses	1.5%	1.4%	3.1%

Income from operations	9.2%	10.0%	1.3%
Interest income and other income	0.0%	0.0%	0.0%
Minority interests	-1.7%	-1.7%	-1.1%

Income before provision for income taxes	7.5%	8.3%	0.1%

Provision for income taxes	-2.5%

Net income	5.0%

Certain percentage amounts do not sum to total due to rounding.

P.F. Chang’s China Bistro
Supplemental Sales Information
Year of Unit Opening (1)

	Pre-1996	1996	1997	1998	1999	2000	2001	2002	2003	Total

Units	4	3	6	10	13	16	13	14	18	97
Sales (000)
1Q03	6,434	5,908	9,060	15,753	18,800	23,236	18,815	17,983	4,751	120,740
2Q03	6,238	5,955	9,180	15,545	19,037	23,754	18,576	17,214	8,420	123,919
3Q03	6,190	5,970	8,914	15,428	18,804	23,842	18,108	16,850	11,639	125,745
4Q03	6,062	5,559	9,159	15,418	18,608	23,715	18,529	17,217	20,391	134,658
2003	24,924	23,392	36,313	62,144	75,249	94,547	74,028	69,264	45,201	505,062
Average Weekly Sales (AWS)
1Q03	123,738	151,474	116,157	121,175	111,239	111,713	111,331	98,808	143,980	113,906
2Q03	119,958	152,695	117,695	119,575	112,647	114,202	109,915	94,582	125,666	113,271
3Q03	119,044	153,083	114,272	118,677	111,269	114,625	107,148	92,579	115,241	111,476
4Q03	116,570	142,538	117,424	118,600	110,104	114,012	109,642	94,602	110,220	111,104
2003	119,828	149,947	116,387	119,507	111,315	113,638	109,509	95,143	117,101	112,386
Year-Over-Year Change in AWS
1Q03	0.2%	3.7%	6.0%	5.1%	5.0%	11.0%	5.4%	-1.7%	—	4.4%
2Q03	-0.4%	1.9%	7.3%	1.4%	5.3%	10.4%	5.1%	-6.1%	—	3.1%
3Q03	0.4%	1.1%	6.7%	-0.6%	4.4%	10.4%	4.9%	-3.7%	—	2.7%
4Q03	0.5%	-3.1%	5.0%	-0.1%	2.9%	7.1%	6.1%	3.2%	—	3.0%
2003	0.2%	0.9%	6.2%	1.4%	4.4%	9.7%	5.4%	0.4%	—	3.3%
Year-Over-Year Change Comp Store Sales (2)
Units	4	3	6	10	13	16	13	6	—	71
1Q03	0.2%	3.7%	6.0%	5.1%	5.0%	11.0%	6.6%	—	—	6.4%
2Q03	-0.4%	1.9%	7.3%	1.4%	5.3%	10.4%	5.2%	5.4%	—	5.4%
3Q03	0.4%	1.1%	6.7%	-0.6%	4.4%	10.4%	4.9%	7.4%	—	4.8%
4Q03	0.5%	-3.1%	5.0%	-0.1%	2.9%	7.1%	6.1%	6.3%	—	3.8%
2003	0.2%	0.9%	6.2%	1.4%	4.4%	9.7%	5.6%	6.6%	—	5.1%

(1)	Includes all restaurants opened in the period indicated.
(2)	A unit becomes comparable in the eighteenth month of operation.

Pei Wei Asian Diner
Supplemental Sales Information
Year of Unit Opening (1)

	2000	2001	2002	2003	Total

Units	1	4	11	17	33
Sales (000)
1Q03	868	2,390	5,762	1,835	10,855
2Q03	841	2,241	5,722	3,882	12,686
3Q03	814	2,141	5,603	5,426	13,984
4Q03	822	2,134	5,591	8,111	16,658
2003	3,345	8,906	22,678	19,254	54,183
Average Weekly Sales (AWS)
1Q03	66,787	45,956	40,295	52,437	44,673
2Q03	64,652	43,092	40,017	53,176	45,144
3Q03	62,593	41,176	39,180	47,599	43,428
4Q03	63,295	41,039	39,098	40,553	40,830
2003	64,332	42,816	39,647	45,626	43,208
Year-Over-Year Change in AWS
1Q03	3.0%	6.4%	-15.1%	—	-6.0%
2Q03	4.2%	-0.3%	11.3%	—	3.4%
3Q03	6.2%	-0.4%	7.8%	—	8.2%
4Q03	3.0%	-6.0%	6.5%	—	2.1%
2003	4.1%	-0.1%	7.1%	—	3.4%
Year-Over-Year Change Comp Store Sales (2)
Units	1	4	6	—	11
1Q03	3.0%	-1.2%	—	—	1.1%
2Q03	4.2%	-2.5%	2.1%	—	-0.1%
3Q03	6.2%	-0.4%	0.8%	—	1.2%
4Q03	3.0%	-6.0%	6.5%	—	-0.2%
2003	4.1%	-2.9%	4.6%	—	0.4%

(1)	Includes all restaurants opened in the period indicated.

(2)	A unit becomes comparable in the eighteenth month of operation.

P.F. Chang’s China Bistro, Inc.

Development Schedule

	P. F. Chang's China Bistro

	1Q04	2Q04	3Q04	4Q04
Units opened	4
Units under construction	2	2
Units in development			5	5

Total new unit development	6	2	5	5
Existing units	97	103	105	110

Total units	103	105	110	115

	Pei Wei Asian Diner

	1Q04	2Q04	3Q04	4Q04

Units opened	2
Units under construction	3	5
Units in development			5	5

Total new unit development	5	5	5	5
Existing units	33	38	43	48

Total units	38	43	48	53